Exhibit 32

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Carol K. Nelson, Chief Executive Officer and President, and Lars H. Johnson, Chief Financial Officer of Cascade Financial Corporation (the "Company"), each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. The Amendment No. 1 to the Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Amendment No. 1 to the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely for purposes of Section 906 and is not being filed as part of this quarterly report.

Date: November 21, 2003

                                                /s/ Carol K. Nelson
                                                ---------------------------
                                                By: Carol K. Nelson
                                                    President and
                                                    Chief Executive Officer

                                                /s/ Lars H. Johnson
                                                -------------------------------
                                                By: Lars H. Johnson
                                                    Executive Vice President
                                                    and Chief Financial Officer